UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): June 30, 2022
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TransUnion

(Exact name of registrant as specified in its charter)
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Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,	Chicago,	Illinois	60661
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (312) 985-2000
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐    Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐    Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On June 30, 2022, TransUnion’s Board of Directors (the “Board”) voted to increase the size of the Board from nine to 11 members, effective immediately. Also, on June 30, 2022, Hamidou Dia and Ravi Kumar Singisetti were appointed by the Board as directors of TransUnion, effective July 7, 2022, to fill the newly created directorships. Each of Messrs. Dia and Kumar will serve for the balance of the term expiring at the 2023 annual meeting of stockholders and until the election and qualification of his successor.
Mr. Dia was appointed to serve on the Audit Committee (formerly the Audit and Compliance Committee) and the Technology Committee (formerly the Technology, Privacy and Cybersecurity Committee) and Mr. Kumar was appointed to serve on the Compensation Committee and the Mergers, Acquisitions and Integration Committee (formerly the Mergers and Acquisitions Committee). Also effective on July 7, 2022, the Board designated a newly formed Risk and Compliance Committee. The Risk and Compliance Committee Charter, as well as amended Board Committee Charters for certain committees, may be found on TransUnion’s Investor Relations website.
Each of Messrs. Dia and Kumar will be compensated in accordance with TransUnion’s standard compensation policies and practices for non-employee, independent members of the Board. There are no arrangements or understandings between Mr. Dia or Mr. Kumar and any other person pursuant to which Mr. Dia or Mr. Kumar was appointed as a director. Neither Mr. Dia nor Mr. Kumar is a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.
A copy of the press release announcing the appointments of Mr. Dia and Mr. Kumar’s is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	TransUnion Press Release dated July 7, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION

Date: July 7, 2022	By:	/s/ Todd M. Cello
	Name:	Todd M. Cello
	Title:	Executive Vice President, Chief Financial Officer